Exhibit 99.1

Everi Acquires Developer of Historical Horse Racing Games, Intuicode Gaming

Accelerates Company’s Entry into HHR Market

LAS VEGAS (May 3, 2022) – Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), a premier provider of land-based and digital casino gaming content and products, financial technology and player loyalty solutions, today announced that it has acquired Intuicode Gaming Corporation (“Intuicode”), a privately owned game development and engineering firm focused on Historical Horse Racing (“HHR”) games. In 2021, Intuicode generated over $10 million in annual revenue from the sale of gaming machines and recurring participation revenue from game theme placements at HHR locations throughout the United States. Intuicode and its experienced HHR game development team provide Everi with additional HHR expertise that will help the Company accelerate its entry into and growth in the expanding HHR market.

The acquisition cost includes an initial payment of $12.5 million, with two additional payments based on future revenue to be made on each of the first and second anniversaries of the acquisition’s closing in 2023 and 2024. Total consideration is expected to be $22 million - $27 million, and Everi expects to fund the purchase price from existing cash on hand and future cash flow.

Dean Ehrlich, Everi’s Executive Vice President and Games Business Leader, said, “This acquisition is a significant opportunity that brings substantial HHR knowledge and game development expertise to Everi that we expect will help expedite the development and commercialization of our extensive library of content into the HHR market and favorably position us for future growth. We are excited to welcome members of the Intuicode team to Everi, and we look forward to combining our respective strengths to develop new content as well as convert our proven, player-popular games to address the growing HHR market.”
Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often contain words such as "intends," "anticipates," "seek," "expect," "plan," "believe," "goal," "target," "future," "estimate," "may," "should," "to leverage," "favorably position" or "will" and similar expressions to identify forward-looking statements.

The forward-looking statements in this press release are subject to additional risks and uncertainties, including those set forth under the heading "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our filings with the Securities and Exchange Commission (the "SEC"), including, without limitation, our Annual Report on Form 10‑K for the fiscal year ended December 31, 2021 filed with the SEC on March 1, 2022 and subsequent periodic reports, and are based on information available to us on the date hereof.
These cautionary statements qualify our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement contained herein speaks only as of the date on which it is made, and we do not intend, and assume no obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This press release should be read in conjunction with our most recent reports on Form 10‑K and Form 10‑Q, and the information included in our other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

About Everi
Everi's mission is to lead the gaming industry through the power of people, imagination and technology. With a focus on player engagement and helping casino customers operate more efficiently, the Company develops entertaining game content and gaming machines, gaming systems, and services for land-based and iGaming operators. The Company is also a preeminent and comprehensive provider of trusted financial technology solutions that power the casino floor while improving operational efficiencies and fulfilling regulatory compliance requirements, including products and services that facilitate convenient and secure cash and cashless financial transactions, self-service player loyalty tools and applications, and regulatory and intelligence software. For more information, please visit www.everi.com, which is updated regularly with financial and other information about the Company.

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Contacts:
Everi Media Relations
Dona Cassese Mike Young
VP, Marketing Corporate Communications Specialist
(702) 556-7133 or dona.cassese@everi.com (702) 518-9178 or mike.young@everi.com

Everi Investor Relations
William Pfund Steve Kopjo
SVP, Investor Relations Director, Investor Relations
(702) 676-9513 or william.pfund@everi.com (702) 785-7157 or steven.kopjo@everi.com

JCIR
Richard Land, James Leahy
(212) 835-8500 or evri@jcir.com

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